
                                                               Exhibit A

-----------------------------------------------------------------------------------------------------------------------
                             VISTA EMPLOYEE RETENTION / PERFORMANCE COMPENSATION PROGRAMS
---------- ------------------------- -------------- --------------------------- ---------------------------------------
  Level    Position                    Number of                                                 When
                                     Participants            Payment                           Payable
---------- ------------------------- -------------- --------------------------- ---------------------------------------
    1      Retail Managers                800        $1,000 (may be increased                20% - July 1
                                                     up to a total of 10% of               20% - October 1
                                                      base salary subject to                  60% - (A)
                                                      management discretion)
---------- ------------------------- -------------- --------------------------- ---------------------------------------
    2      Support Managers               21         12% of base salary (may                 20% - July 1
                                                       be increased up to a                20% - October 1
                                                       total of 15% of base                   60% - (A)
                                                        salary subject to
                                                      management discretion)
---------- ------------------------- -------------- --------------------------- ---------------------------------------
    3      District Managers              73            25% of base salary                   20% - July 1
                                                                                           20% - October 1
                                                                                              60% - (A)
---------- ------------------------- -------------- --------------------------- ---------------------------------------
    4      Directors of Operations        18            35% of base salary                   20% - July 1
                                                                                           20% - October 1
                                                                                              60% - (A)
---------- ------------------------- -------------- --------------------------- ---------------------------------------
    5      Vice Presidents                13            50% of base salary                  20% - August 1
                                                                                           20% - December 1
                                                                                60% - confirmation of chapter 11 plan
                                                                                    Severance - 12 months base (C)
---------- ------------------------- -------------- --------------------------- ---------------------------------------
    6      Senior Management              10           as set forth herein              15% of base - August 1
                                                                                       15% of base - December 1
                                                                                           Performance (B)
                                                                                    Severance - 12 months base (C)
========== ========================= ============== =========================== =======================================
           TOTAL                          935                   --                                --
---------- ------------------------- -------------- --------------------------- ---------------------------------------

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          (A)

          60%, and prior 40% to the extent not already paid, payable if participant actively employed:
                  (i) on the closing of a transaction involving the Debtors' sale, reorganization or merger where control of the Debtors' business is directly or indirectly transferred to another employer (to the extent a transaction is closed that involves less that the entirety of the Debtors' business, only those participants employed by the Debtors' business subject to the transaction will qualify to be eligible for the payment);
                  (ii) on the confirmation of a chapter 11 plan of
                           reorganization or plan of liquidation for the Debtors;
                  (iii) on the date the Debtors' cases are converted
                           from chapter 11 to chapter 7 of the
                           Bankruptcy Code; or
                  (iv) the date of involuntary termination other than
                           for cause.

         (B)

         Performance compensation payable upon criteria to be established by Debtor in consultation with the Creditors Committee. Maximum possible amount of performance compensation to be not less than 70% of base salary upon satisfaction of agreed criteria. Performance compensation will incorporate a regular incentive plan for Level 6 participants plus any appropriate incentives related to chapter 11.

         (C)
         12 months base salary payable in lump sum upon involuntary termination other than for cause.

         OTHER
         - All regular incentive plans to remain in effect except for Level 6.